UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

California	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

(626) 302-2222

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item  5.07Submission of Matters to a Vote of Security Holders.

At Edison International's ("EIX") Annual Meeting of Shareholders held on April 25, 2024, four matters were submitted to a vote of the shareholders: (1) the election of eleven directors; (2) ratification of the independent registered public accounting firm; (3) an advisory vote to approve executive compensation and (4) a shareholder proposal regarding lobbying.

Shareholders elected eleven nominees to the Board of Directors. Each of the eleven Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Jeanne Beliveau-Dunn	326,313,585	3,928,936	776,264	19,844,566
Michael C. Camuñez	325,656,303	4,137,041	1,225,441	19,844,566
Vanessa C.L. Chang	309,648,111	20,504,734	865,940	19,844,566
James T. Morris	325,818,152	3,932,440	1,268,193	19,844,566
Timothy T. O’Toole	324,977,570	4,792,071	1,249,144	19,844,566
Pedro J. Pizarro	325,922,010	4,451,934	644,841	19,844,566
Marcy L. Reed	326,521,832	3,713,041	783,912	19,844,566
Carey A. Smith	326,281,996	3,862,749	874,040	19,844,566
Linda G. Stuntz	323,774,729	6,440,548	803,508	19,844,566
Peter J. Taylor	318,218,165	11,900,350	900,270	19,844,566
Keith Trent	326,525,102	3,621,896	871,787	19,844,566

The proposal to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
330,932,987	19,311,538	618,826	N/A

The advisory vote to approve executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
303,285,922	26,880,472	852,391	19,844,566

The shareholder proposal regarding lobbying did not receive the affirmative vote of at least a majority of the votes cast and did not receive the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore not adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
56,686,318	268,230,029	6,102,438	19,844,566

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Kara G. Ryan
Kara G. Ryan
Vice President, Chief Accounting Officer and Controller

Date: April 25, 2024